ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3) NEXT GENERATION PRECISION MEDICINE CORPORATE PRESENTATION SEPTEMBER 2025 Exhibit 99.1

Forward-looking statements Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law.

ACRIVON THERAPEUTICS – A NEXT-GENERATION PRECISION MEDICINE COMPANY



Neurological
Fibrosis
Metabolic
Cancer
Inflammatory



DNA
RNA
Protein
Dysregulated Protein
P
Drug
Dysregulated Pathways
Akt

Acrivon Predictive Precision Proteomics (AP3)

- Enables an exact match between the disease-driving, dysregulated pathways with a drug's mechanism of action (Acrivon meaning ≈ exact, accurate)
- Broadly applicable in R&D (biological SAR, resistance, patient responders); leveraged for internal pipeline



+
OncoSignature®

Blume-Jensen, P & Hunter, T: Oncogenic kinase signaling *Nature* (2001)
Olsen, JV et al: Global, in vivo, and site-specific phosphorylation dynamics in signaling networks *Cell* (2006);
Andersen, JN et al: Pathway-based identification of biomarkers for targeted therapeutics: personalized oncology with PI3K pathway inhibitors *Sci Transl Med* (2010)

3
ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS OVERVIEW

Development Site (Boston)

- Drug development and clinical biomarkers
- ML/AI-driven AP3 analyses
- Clinical leadership and trial oversight

HQ LOCATED IN BOSTON - ACCESS TO LEADING DRUG DISCOVERY, BIOTECH, AND PHARMA





Precision-Proteomics Site (Lund/Copenhagen)

- Early pipeline drug discovery programs
- BM identification and drug profiling
- Mass spectrometry

PROTEOMIC HUB LOCATED IN MEDICON VALLEY - NORTHERN EUROPE`S LEADING LIFE SCIENCE CLUSTER







Peter Blume-Jensen, MD, PhD
CEO, President,
Co-Founder
Inventor of AP3



Kristina Masson PhD, MBA
EVP, Bus Ops,
Lund Site Head
Co-Founder



Jesper V. Olsen PhD
Novo-Nordisk Foundation
Protein Center, Cph.
Academic Co-Founder.

Founded 2018, IPO November 2022 (NASDAQ: ACRV)

For more information, please visit https://acrivon.com

4 ACRIVON THERAPEUTICS

ACCOMPLISHED LEADERSHIP TEAM



Peter Blume-Jensen, M.D., Ph.D.
CEO, President, Founder

- Executive Serono, Merck & Co., Daiichi Sankyo
- CSO Metamark - Marketed prostate proteomic test ProMark®
- Inventor Acrivon Predictive Precision Proteomics (AP3)



Mansoor Raza Mirza, M.D.
Chief Medical Officer

- World-renowned oncology KOL
- Lead investigator for multiple guideline-changing regulatory approvals, including PARP inhibitors for ovarian cancer and new frontline therapy for endometrial cancer



Kristina Masson, Ph.D., M.B.A
Site Head Acrivon AB, Co-Founder
EVP Business Operations

- Cross-functional Leadership Merrimack Pharmaceuticals, MIT/BROAD
- Founder and CEO, OncoSignature AB (acquired by Acrivon Therapeutics)



Adam Levy, Ph.D., M.B.A.
Chief Financial Officer

- Zentalis Pharmaceuticals, Turning Point Therapeutics, Novartis
- Head of Corporate Strategy Gilead Sciences
- Engagement manager in pharma practice at McKinsey & Company



Eric Devroe, Ph.D.
Chief Operating Officer

- Founder and CEO, Opsonix
- Business executive MD Anderson Cancer Center and Metamark
- EIR Wyss Institute, Harvard
- Associate, Flagship Pioneering



Erick Gamelin, M.D., Ph.D.
Chief Development Officer

- Professor, CEO, national cancer center, appointed by French Minister of Health
- Executive Amgen, Pfizer, Dynavax, MacroGenics; CMO STEP Pharma
- >100 ph 1-3 oncology trials



Mary-Alice Miller, J.D.
Chief Legal Officer

- Over 20 years corporate legal experience
- Served as general counsel of 2 companies taken public
- Boston Business Journal "40 Under 40"

5 ACRIVON THERAPEUTICS

ACRIVON PIPELINE

Program	Indication	Preclinical → Phase 1 → Phase 2 → Phase 3	Anticipated Next Milestone
ACR-368 (CHK1/CHK2)	Endometrial Cancer	**Single-Arm Trials Based on OncoSignature Prediction**	
		ACR-368 Monotherapy Breakthrough Device & Fast Track Designations	Registrational Trial and Confirmatory Trial Design Update 2H 2025
		ACR-368 + ULDG Sensitization	
		Single-Arm Trial without Pretreatment Biopsy or Biomarker Stratification	
		ACR-368 + ULDG Sensitization	Initial Clin Data mid-2026
	Other Trials Ongoing/Under Consideration: HPV+ SCC (H&N*, Anal, Cervical), Sarcomas, MDS/MPN		
ACR-2316 (WEE1/ PKMYT1)	AP3-Identified Tumor Types	Dose Escalation and Expansion	Initial Clin Data 2H 2025
Cell cycle program (undisclosed target)	AP3-Identified Tumor Types	Discovery	Development Candidate Nomination 2025
Additional AP3-driven Programs: Auto-Immune/Inflammatory		Early Discovery	Future Development Candidates

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trial based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
ACR-368 + ULDG Sensitization	Phase 1b/2 single arm trial of ACR-368 with ultra low dose gemcitabine, or ULDG as sensitizer, in OncoSignature-negative patients
ACR-368 + ULDG Sensitization	Phase 2 single arm trial of ACR-368 with ULDG as sensitizer, in biomarker unselected ("all comer") 2nd line population

*Investigator-Initiated Trial (IIT) at Moffitt Cancer Center (Clinicaltrials.gov: NCT06597565)

6 ACRIVON THERAPEUTICS

AP3 Generative phosphoproteomics platform Proprietary computational pipeline Structured Standardized AI-enabled AP3 Interactome AP3 KSR Predictor AP3 Data Portal AP3 Chatbot MS-proteomics Genomics Internal Multi-modal AP3 MS-proteomics Proprietary Public Validate Design + Insight Proprietary Database Drug design and optimization Target ID / Indication Finding MoA / response prediction PD and predictive biomarkers Single cell p-proteomics Spatial p-proteomics Clinical p-proteomics

AP3-BASED DRUG DISCOVERY AND CLINICAL DEVELOPMENT IN PREDICTED SENSITIVE SUBJECTS AND TUMOR TYPES


OncoSignature®

Clinical Biomarkers
Predictive OncoSignature tests

Indication Finding
Sensitive tumor types

Resistance Mechanisms
Rational drug combinations

AP3

Drug Discovery SAR
Optimal target selectivity

PD Markers
~40,000 per compound

Informs in-licensing
AP3 profiling of candidates


Sensitive
Resistant
>100 candidates
Clinical Stage
Safety Data
Durable Single Agent Activity
No Patient Selection Biomarkers
Acrivon Due Diligence
AP3 Profiling & Validation
Proprietary Data
Lead asset (Prexasertib)

Streamlined Clinical Development
Predicted sensitive indications with informed dose optimization

Predicted Responder

8
ACRIVON THERAPEUTICS

Infectious, CNS, and other diseases Oncology Fibrotic and inflammatory Autoimmune DDR and Cell Cycle Therapeutic areas Therapeutic modalities Small molecule Bifunctional molecule Antibody ADC Oligo/RNA The AP3 Approach is modality and disease agnostic Current pipeline Next

ONCOSIGNATURE: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS



PROPRIETARY WORKFLOW INTEGRATING PROVEN TECHNOLOGIES
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP3 DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant
Sensitive
AI-DRIVEN
+
OncoSignature®
No benefit
Benefit
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE

OncoSignature®



Predicted
Non-responder
Predicted
Responder
CLASS 1
BM
CLASS 2
BM
CLASS 3
BM

Patients without biomarkers critical for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

10 ACRIVON THERAPEUTICS

ACR-368: A CLINICALLY ACTIVE PHASE 2 CHK1/2 INHIBITOR

- ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM)
- Acrivon holds full, unencumbered global rights to the asset
- Exclusively in-licensed from Eli Lilly & Company (WW rights); originally discovered by Array (Pfizer)
- Balanced inhibition of both CHK1 and CHK2 believed important for RECIST monotherapy activity
- CoM patent exp. Oct. 2030; Salt-form exp. Apr. 2037



NH2

ACR-368 (MW): 365.4



G2/M Checkpoint
CHK1/2
M
G1
Cancer Cell Cycle
G2
S
Defective G1/S Checkpoint
G1/S-defective cancers rely on CHK1-regulated cell cycle checkpoints
S Phase Checkpoint
CHK1/2
CHK1 pauses cell cycle to enable DNA repair

- **Durable monotherapy activity:** Endometrial cancer (ongoing reg. intent Phase 2), ovarian, SCCHN, and other tumors
- **Strong synergy with anti-PD-(L)1:** Preclinical in-house and external data; non-overlapping toxicities (incl. clinical data)
- **Favorable safety profile:** >1,000 patients treated (~50% mono, ~50% in combination)
- **Ideal for AP3 method:** Proven clinical activity, but genetics-based biomarkers insufficient for patient responder ID

11
ACRIVON THERAPEUTICS

ACR-368 ONCOSIGNATURE TEST: PROSPECTIVE PATIENT STRATIFICATION

Pretreatment tumor biopsy



Routine FFPE processing



Biopsy in FFPE block



Automated tumor Region-of-Interest biomarker scoring


OncoSignature
OncoSignature®

- Pretreatment tumor biopsy test
- Compatible with 5 business days turn-around
- Offered by CDx partner under exclusive license from Acrivon

Treatment decision based on patient stratification



OncoSignature-positive	*OncoSignature-negative*


+

ACR-368 monotherapy	ACR-368 + ULDG sensitization

12

ACRIVON THERAPEUTICS

ACR-368-201 TRIAL PROTOCOL

A Phase 2 Study of ACR-368 Therapy in Subjects with Endometrial Cancer

Subjects with endometrial cancer who have relapsed after prior platinum-based chemotherapy and one prior line of anti-PD-(L)1 therapy

OncoSignature Stratified Cohort (Positive or Negative)

- Subjects with up to three lines of prior therapy

Arm 1

OncoSignature Positive
N=71

ACR-368
(105 mg/m^2 q2w)

Registrational intent

Arm 2

OncoSignature Negative
N= up to ~150

ACR-368
(105 mg/m^2 q2w)
With ULDG Sensitization
(10 mg/mg^2 q2w)

OncoSignature Unselected Cohort (All-comers)

- Subjects with one line of prior therapy

Arm 3

All-comers
N= up to ~90

ACR-368
(105 mg/m^2 q2w)
With ULDG Sensitization
(10 mg/mg^2 q2w)

13
ACRIVON THERAPEUTICS

ENDOMETRIAL CANCER IS AN AP3-PREDICTED TUMOR TYPE

ACR-368 OncoSignature-based indication finding prior to trial entry → ACR-368 OncoSignature imaging demonstrates addiction to CHK1/2 DDR axis → Confirmation of predicted sensitivity in genetically non-modified PDX models → Confirmation of ACR-368 OncoSignature prediction in PDX tumor tissues pretreatment



Sq. NSCLC
Endometrial cancer
OncoSignature-positive = 0%
(ORR in past trial: 0%)
OncoSignature-positive = 30-40%



Endometrial patient samples
Patient 1 LOW
Patient 2 HIGH
Predicted Non-Responders
Predicted Responders



Endometrial PDX
Endo 1
Endo 2
Endo 3
Endo 4
Endo 5
Endo 6
Endo 7
Endo 8
Cubic Millimeters
Day



PDX-L
PDX-H
BM1
BM2
BM3
Predicted Non-Responders
Predicted Responders

In >1,000 cancer patients treated with ACR-368 in Lilly-sponsored trials, endometrial cancer was not tested

14 ACRIVON THERAPEUTICS

EVOLVING TREATMENT LANDSCAPE FOR THE MANAGEMENT OF ADVANCED STAGE OR RECURRENT ENDOMETRIAL CANCER



Accelerated Single Agent Opportunity 2L (~27K pts per year US)
Confirmatory Anti-PD-1/Anti-PD-L1 + ACR-368 Switch Maintenance Opportunity 1L (~30K+ pts per year US)
(New) 1st Line Therapy
PFS 9-13 months in pMMR
2nd Line Therapy
Post-Progression OS (12-18 months)
Diagnosis
Surgical Staging
Symptoms (i.e. bleeding, pain)
US FDA approval in dMMR and pMMR – C/P + Pembrolizumab (NRG GY018)
- C/P + Dostarlimab (RUBY/ENGOT-EN6)
Carboplatin + Paclitaxel + Immune Checkpoint Inhibition
NCCN Compendium Listed
- C/P + trastuzumab (HER2+ serous and carcinosarcoma)
- C/P alone
MAINTENANCE
Pembrolizumab
Dostarlimab

Trastuzumab
14x6 weeks
Progression
Prior-IO
US FDA approval of T-Dxd Only In HER2 3+ (~10% of patients)
Majority (85%) of 2L treated with chemotherapy: ORR 10-12%; mPFS 3 mo
No Prior-IO
Lenvatinib + Pembrolizumab (reduced with new 1L regimen)

C/P + IO

US FDA approval of T-Dxd In HER2 3+ (~10% of patients)
Progression
Other Lines of Therapy and Clinical Trials
Potential alternate strategies: hormonal therapy, single agent IO, T-Dxd in HER 2 2+ (NCCN)

Adapted from Dr. R. Eskander and Dr. M. R. Mirza

15 ACRIVON THERAPEUTICS

Endometrial patient Demographics and baseline characteristics Subject Demographics BM+ N = 20 BM- N = 38 Median Age (range) 65.0 (54, 76) 67.5 (42, 80) Race, n (%) White 14 (70) 22 (58) Black/African American 4 (20) 9 (24) Asian 1 (5) 5 (13) Unknown/Other 1 (5) 2 (5) Stage, n (%) III 4 (20) 14 (37) IV 16 (80) 22 (58) Unknown 0 2 (5) Histology, n (%) Serous 12 (60) 15 (40) Clear-cell carcinoma 0 4 (10) Carcinosarcoma 3 (15) 4 (10) Endometroid, G3 4 (20) 11 (29) Other 1 (5) 4 (10) ECOG Status at Baseline, n (%) 0 10 (50) 18 (47) 1 10 (50) 20 (53) Subject Demographics BM+ N = 20 BM- N = 38 Median (Mean) Number of Prior Lines 2 (2.6) 3 (3) Best Overall Response to Last Prior Line Refractory* 12 (60) 19 (50) Relapsed disease 6 (30) 14 (37) Unknown 2 (10) 5 (13) MMR Status, n (%) pMMR 13 (65) 19 (50) dMMR 2 (10) 9 (24) Unknown 5 (25) 10 (26) TP53 Status, n (%) Mutant 11 (55) 12 (32) Wildtype 3 (15) 7 (18) Unknown 6 (30) 19 (50) Prior exposure to PD-1/PD-L1, n (%) Yes 20 (100) 36 (95) No 0 2 (5) Prior exposure to Pembro/Len, n (%) Yes 13 (65) 23 (61) No 7 (35) 15 (39) EDC data extract Feb 25, 2025. *Best overall response to last prior line = PD

Encouraging safety profile Treatment-Related Adverse Events, n (%) BM+ (N=26) BM- (N=51) All Grades Grades 3/4 All Grades Grades 3/4 Thrombocytopenia 14 (54) 4 (15) 30 (59) 18 (35) Anemia 13 (50) 7 (27) 29 (57) 23 (45) Neutropenia 8 (31) 7 (27) 14 (28) 12 (24) Leukopenia 5 (19) 3 (12) 11 (22) 10 (20) Lymphopenia 2 (8) 0 5 (10) 3 (6) Febrile neutropenia 1 (4) 1 (4) 4 (8) 4 (8) Acute kidney injury 2 (8) 2 (8) 0 0 TRAEs with Grades 3/4 percentages ≥5% for either group are included in this table. No fatal TRAE in either group. G-CSF is encouraged for ACR-368 monotherapy and mandated for ACR-368 + ULDG Limited, transient, reversible, mechanism-based hematological AEs, which typically occurred during the first 1-2 cycles of therapy Notable absence of GI toxicities, long-lasting myelosuppression or more severe non-hematological AEs commonly seen with ADCs and chemotherapy

BEST OVERALL RESPONSE* – ENDOMETRIAL BM+ PATIENTS



OncoSignature accurately predicts tumor drug sensitivity
• 80% of tumors shrink and 80% DCR in predicted responders
Confirmed ORR >2x higher than in last prior line of therapy
• 35% cORR (95% CI,18 - 57) with ACR-368
N = 20
BOR on Study Treatment
CR
PR
SD
PD
NE
Still on Treatment
Confirmed Response
Best Overall Response in last prior line of therapy:
PD PD PD PD PD PD PD PD PD PD PD
Percent Change in Sum of Diameters
100
75
50
25
0
−25
−50
−75
−100
52.8
12.9
10.5
-1.7
-3.6
-4.9
-5.3
-7.5
-8.6
-19.4
-19.6
-20.0
-39.8
-45.3
-50.0
-73.2
-74.2
-74.4
9 13 12 15 5 19 1 17 3 6 16 14 20 4 11 2 18 8 10 7
*BOR of either BICR or INV

EDC data extract Feb 25, 2025

18 ACRIVON THERAPEUTICS

RELAPSED REFRACTORY 17 4 11 7 6 14 10 8 18 2 3 1 19 15 12 16 5 OT OT OT OT BoR on Treatment CR PR SD PD NE ACR-368 activity in patients relapsed after last prior line 50% ORR mDoR > 10 mo (not reached) 100% DCR** DoT > 8.5 mo (not reached) ACR-368 activity in patients refractory to last prior line 33.3% ORR mDoR = ~3.4 mo 65% DCR** DoT = 3.9 mo (mean) NE 20 13 9 BOR last prior line (≥2nd line) 12.5% cORR (N=16)* BOR to ACR-368 37.5% cORR (N=16)* ACR-368 ORR compared to BOR in last prior line (≥2nd) On treatment BM+ Key Take Home Messages All patients have progressed on prior platinum-based chemo and prior anti-PD-1 Median/mean of prior lines = 2/2.6 66% of patients refractory to last prior line The cORR is 3x higher than BOR in last prior line (≥2nd line) ACR-368 is active even in refractory patients (33% cORR and 65% DCR) Long durability with ACR-368 in relapsed patients (4/6 still on treatment) ACR-368 may be optimally positioned in patients who were not refractory to last prior line of therapy *Patients (N=16) annotated for BOR in last prior line (≥2nd); 7/16 of these had pembrolizumab + lenvatinib in last prior line ^BOR to new 1st line therapy (chemo + ICI); **DCR = [SD ≥12 weeks + PR + CR] N=18 ^ ^

AP3-predicted sensitization to ACR-368 by UlDG correlates with OncoSignature upregulation BM2 BM3 Quantified BM scores Pre/Post ULDG Tumor from H&N IIT patient A427 human lung tumor xenograft BM1 Pre- LDG Post- LDG Preclinical data Clinical data

DEEP, RAPID RESPONSES IN BM+ PATIENTS WITH AGGRESSIVE ENDOMETRIAL TUMORS

67 y old patient with stage IV serous cancer, pMMR, p53-mutated; patient was refractory to last prior line, including anti-PD-1



20.0 mm
16.0 mm

Screening | Week 8 **(-100%)** | Week 12 **(-100%)**



Screening | Week 8 and 12 **(-100%)**

Complete resolution of hepatic target lesions

- Confirmed **PR** with **complete** disappearance of *>10* additional hepatic metastases spanning both lobes
- ACR-368 single agent activity in multifocal hepatic disease, even in *high-disease burden* cases

21 ACRIVON THERAPEUTICS

Development path for ACR-368 in endometrial cancer Accelerated approval pathway Ongoing single arm registrational intent Phase 2 monotherapy in BM+ patients Single arm 2nd line all-comer study ACR-368 + ULDG in all-comer patients based on ULDG MOA and clinical data in 2nd line ULDG is confirmed to not have any activity on its own as aligned with the FDA Confirmatory trial strategy - front-line switch maintenance in pMMR population Randomization anti-PD-1 vs [anti-PD-1 + ACR-368] post [C/P + anti-PD-1] (hierarchical: BM-stratified sub-group analysis followed by all-comer)* *Based on current clinical data showing cPRs in patients progressing on prior anti-PD-1, clinical safety data on ACR-368 + anti-PD-L1, and strong rationale and preclinical data, including Acrivon data, demonstrating strong synergistic activity of ACR-368 and anti-PD-(L)1 (Refs: Do KT et al, Cancer Immunol Immunother, 2021; Iyer et al, Cancer Disc 2021; McGrail et al, Sci Transl Med 2021; Sen et al, Cancer Disc 2019; Acrivon preclinical data)

Potent synergy of ACR-368 with anti-PD-L1 displays immune Memory in 100% of Mice Complete tumor regression Immune memory Immune memory independent of CD8 Immune memory independent of CD4 Immune memory requires both CD4 + CD8 Legends:

ACR-368 with anti-pd-l1 is well tolerated consistent with non-overlapping toxicities Legends:

CONFIRMATORY TRIAL OPTION: FIRST LINE EXPANSION AS SWITCH MAINTENANCE – A SIGNIFICANT MARKET POTENTIAL



Median PFS in pMMR ~ 13.1 mo
Median PFS in pMMR after chemo ~ 8.8 mo
pMMR patients (~80%) with measurable stage III/IVA, stage IVB, or recurrent endometrial cancer
Anti-PD-1 IV Q3W
+ CT (paclitaxel + carboplatin) 6 cycles
Anti-PD-1 IV Q6W
up to 14 cycles
(Anti-PD-1 or Anti-PD-L1) + ACR-368

Large addressable total annual market (TAM) opportunity (US only)

- OncoSignature+ patients: ~(30,000 EC x 80% pMMR x 30% BM+ x >10 months mPFS)
- All-comer patients: ~(30,000 EC x 80% pMMR x >10 months mPFS)

25 ACRIVON THERAPEUTICS

ACR-368 POTENTIAL IN OTHER HIGH UNMET TUMOR TYPES

- Myelodysplastic Syndrome (MDS) and Myeloproliferative Neoplasms (MPN):
  - Prevalent (~50%) mutations in splicing factor (SF) genes resulting in hyperactivated CHK[1,2]
  - Preclinical murine transplant studies of SF3B1-mutated human HSCs show potent ACR-368 single agent activity
  - High unmet need and prevalence (>400K in the US), decades of blood transfusion dependency, fatal myelofibrosis

RECRUITING

A Phase II Study of ACR-368 and Low Dose Gemcitabine in R/M HNSCC

ClinicalTrials.gov ID NCT06597565
Sponsor H. Lee Moffitt Cancer Center and Research Institute
Information provided by H. Lee Moffitt Cancer Center and Research Institute (Responsible Party)
Last Update Posted 2024-09-19

- Squamous Cell Cancer (SCC) and sarcomas:
  - ACR-368 has also shown promising clinical activity in HPV+ SCC and sarcomas[3]
  - HPV+ SCC increasing incidence (~50K+/y/US); ~75% oropharyngeal H&N, ~20% of esophageal, ~90% of cervical, and 95% of anal cancers[4]
  - SCCHN: Dr. Chung, Moffitt Cancer Center has begun an IIT (ACR-368 + ULDG post anti-PD-1)

[1]Sarchi et al, Blood Cancer Discovery 2024; [2]Malcovati et al, NEJM 2011
[3]Hong et al, CCR 2018, Slotkin et al, ASCO Annual Meeting 2022; [4]CDC 2023; ICO/IARC Information Centre on HPV and Cancer 2023; Gribb et al, Dela J Public Health 2023, NCI 2023

26 ACRIVON THERAPEUTICS

ACR-368 combination opportunities in all-comer populations supported by strong rationale and data Anti-PD-(L)1 inhibitors ACR-368 is strongly synergistic with anti-PD-(L)1 and the two agents also have non-redundant activity Opportunity for frontline expansion in high unmet need tumors with significant market potential Entirely non-overlapping toxicities ADCs Moving towards frontline as backbone therapies in OB-GYN cancers and beyond – label expansion opportunity Main resistance mechanisms include upregulation of DDR, increasing sensitivity to CHK1/2 and WEE1/PKMYT1 inhibitors Largely non-overlapping toxicities ACR-368 + ACR-2316 Resistance to CHK1/2 inhibition is frequently through WEE1/PKMYT1 activation and vice versa Distinct dosing regimens and elimination t1/2 allows for combination despite overlapping mechanism-based hematological AEs CDK4/6 inhibitors Resistance to CDK4/6 inhibitors phenocopy G1 deficiency resulting in S /G2-M accumulation and DDR dependency ACR-368 and ACR-2316 (Acrivon’s superior single agent active WEE1/PKMYT1 inhibitor) ideal combinations or follow-on therapies to overcome resistance In-house studies ongoing supporting solid preclinical evidence and rationale K-Ras inhibitors DDR inhibitors, including ACR-368, have shown clinical activity in K-Ras mutant tumors in preclinical studies ACR-368-induced DNA damage and apoptosis is enhanced in K-Ras mutant settings Largely non-overlapping toxicities

Internal pipeline: AP3-based drug discovery potential first- and best in class candidates Streamlined AP3-based drug discovery AP3 used for biologically relevant selectivity profiling Program 2: Preclinical cell cycle program (undisclosed target) No known competitive programs Strong preclinical evidence and rationale for critical role in cancer Several almost identical protein isoforms, ideal for Generative Phosphoproteomics AP3 Lead optimization ongoing across several attractive lead series Anticipated development candidate nomination 2025 ACR-2316: Clinical stage, novel WEE1/PKMYT1 inhibitor Superior single agent activity and dosing regimen flexibility; highly differentiated Designed by AP3 to overcome drug resistance to achieve superior single agent activity and expanded therapeutic index Initial clinical activity (including cPR) observed during ongoing dose escalation Streamlined development: Internally discovered and advanced in 15 months from initial lead to first patient dosed in phase 1

STREAMLINED AP3-BASED DRUG DESIGN: INTEGRATED AI/ML-DRIVEN PROTEOME-WIDE SAR

Cellular material
(~0.3 ng / human cell)

↓

Drug treatment

↓

Proteolysis
P-peptide enrichment

↓

Peptide clean up

↓

Ultra high resolution
P-proteomic profiling

↓

Direct DIA analysis



P
Relative intensity
m/z

High resolution and throughput MS-based P-proteomics

Week 0

Quantitative mapping (>150,000 phospho-sites covering >13,000 proteins)



Drug-regulated phospho-sites and biological process enrichment



Volcano plot
Log2 FC
Top Differential Pathways

Drug-regulated pathway activity mapping and reconstitution



RTK-MAPK
Mitotic pathways
SREBP
GTPases
Mitochondria
HDR
DNA replication
Cell cycle

Turn-around
<2 weeks

Week2

Proprietary Generative Phosphoproteomic AP3 analyses with actionable results

29 ACRIVON THERAPEUTICS

AP3: PROPRIETARY HIGH-RESOLUTION DATA FOR STREAMLINED BIOLOGICAL DRUG DESIGN AND DEVELOPMENT

~164,000 phosphosites ~50,000 phosphosites

QC MS Data → Data Clean Up → QC Processed Data → Volcano Plots → Hierarchical Clustering → Consensus Sequence Motif → Kinase Inference → Pathway Enrichment → Functional Annotation → Network Mapping → Biomarkers




QC - Coefficient of Variations
Coefficient of variation [%]


QC - Phosphosites Identification per Sample
Count


QC - Protein Identification per Sample
Count


QC - Data Completeness
Data Completeness [%]


QC - Sample Intensity Distribution
Intensity


QC - Sample Correlation Matrix
R2

- ✓ Acrivon proprietary compound data (>150 million data points per experiment)
- ✓ Several hundred samples (quadruplicates) in each experiment; >100 compounds profiled
- ✓ Miniaturized, high throughput, scalable: <2 week turn-around, automated AI computational analyses in 1 day

Actionable AP3 results: Resistance mechanisms, rational combinations, indication finding, response prediction

30 ACRIVON THERAPEUTICS

Wee1 and PKMYT1 - critical cell cycle checkpoints in human cancer WEE1 and PKMYT1 regulate S and G2-M cell cycle checkpoints to ensure proper DNA replication and mitotic completion Defective DNA repair is highly prevalent in cancers, creating a dependency on checkpoint proteins Only known substrate for WEE1 is CDK-Y15 and for PKMYT1 is CDK-T14, both of which inhibit CDK activity Despite demonstrated clinical activity, the Therapeutic Index has been challenging AP3 was applied to design a molecule with potent single agent activity and exquisite selectivity to achieve an expanded Therapeutic Index

ACR-2316: uniquely enabled by AP3 to overcome limitations of benchmark wee1 and pkmyt1 inhibitors Drug Design by AP3-based SAR for desirable pathway effects and suppressing resistance mechanisms ACR-2316: Rationally designed, differentiated WEE1/PKMYT1 inhibitor for superior Therapeutic Index Complete tumor regression across all models High selectivity (co-crystallography) and short elimination T1/2 to ensure transient, mild AEs Potent WEE1 inhibition, balanced PKMYT1 inhibition, overcomes resistance and enables robust activation of CDK1, CDK2, and PLK1 for mitotic catastrophe Development ongoing in high unmet need solid tumor types predicted sensitive by AP3 Reciprocal quenching Potent mitotic catastrophe

ACR-2316 IS A POTENTIALLY BEST- AND FIRST-IN-CLASS AGENT DESIGNED USING ACRIVON'S AP3 PLATFORM

Program Goals		Demonstrated Results
1 Superior single agent activity	AP3-Enabled SAR	▪ Superior anti-tumor activity* (robust CDK1, CDK2, and PLK1 activation; inhibition of PKMYT1 resistance
2 High selectivity and potency		▪ 5-20-fold more potent* in preclinical models than clinical benchmarks; complete tumor regression
3 Favorable ADME-PK, Therapeutic Index, and safety profile		▪ Potent tumor cell killing*, short elim. $T_{1/2}$, and high selectivity at weekly on-off schedule; only transient AEs ▪ Broad preclinical therapeutic index and anti-tumor activity across all dosing regimens
4 Streamlined clinical development		▪ AP3-based Indication Finding and PD biomarkers ▪ Significant drug target engagement observed in human PBMCs already at DL1 ▪ Confirmed PR at DL3 before projected RP2D and initial clinical activity in several solid tumors

*Head-to-head preclinical studies against benchmarks with clinical data

33 ACRIVON THERAPEUTICS

DUAL WEE1/PKMYT1 INHIBITOR ACR-2316 DEMONSTRATES STRONG POTENCY AND SELECTIVITY

KinomeScan (468 kinases @ 1μM)


ACR-2316
WEE1
PKMYT1
Adavosertib
WEE1
Azenosertib
WEE1
Lunresertib
PKMYT1

ACR-2316 is highly selective (KinomeScan)


Kinome Selectivity (S35)
0.6
0.4
0.2
0
Acrivon compounds
ACR-2316
Lunresertib
Azenosertib
Adavosertib
Acrivon compounds vs benchmark inhibitors
Target Engagement
Min
Max
WEE1
PKMYT1

ACR-2316 potently inhibits cancer cell viability


% Viability
180
160
140
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
Drug Concentration (nM)
ACR-2316
Adavosertib
Azenosertib
Lunresertib

ACR-2316 exerts potent cell cycle effects with pronounced S-G2/M accumulation


DMSO
G1(49.48%) S(23.76%) G2-M(23.41%)
50%
Azenosertib
G1(41.77%) S(32.66%) G2-M(22.10%)
58%
Lunresertib
G1(58.68%) S(24.75%) G2-M(12.98%)
41%
ACR-2316
G1(6.12%) S(67.82%) G2-M(21.78%)
94%
Count
PE-A
(x 10⁴)

100 nM, 24 hour

DNA content

34 ACRIVON THERAPEUTICS

AACR 2025: Generative Phosphoproteomics AP3 uncovers robust tumor cell death through cdk1, cdk2, and plk1 Poster link here

Acr-2316 results in strong activation of cdk1 across cell lines Unbiased quantitation of ACR-2316-regulated CDK1 substrate p-sites (308) in intact cells based on CDK1 consensus recognition motif (Acrivon proprietary hybrid database approach) across multiple experiments Actionable insight into drivers of mitotic catastrophe and on-target CDK1-driven pathways CDK1 consensus substrates CDK1 consensus substrates CDK1 consensus substrates CDK1 consensus substrates CDK1 consensus substrates DMSO Res. Sens.

ACR-2316 is highly potent across human tumor cell lines and patient-derived ex vivo tumor models Patient-derived ex vivo ovarian tumor models Human tumor cell lines (not genetically selected) Breast Lung Ovarian Prostate Renal Medulloblastoma Glioblastoma Pancreatic WEE1i PKMYT1i

SUPERIOR ACTIVITY OF ACR-2316 oVER WRN INHIBITORS IN BOTH MSI HIGH AND MSS CELL LINES HRO761 is a noncovalent allosteric inhibitor of WRN (Novartis); VVD-133214/ RO7589831 is a covalent allosteric WRN inhibitor (Roche); ACR-2316 is more potent than both WRN inhibitors even in the optimal MSI high context, associated with strong dependency on WRN activity

ACR-2316 induces complete tumor regression across models and dosing regimens 5d on/2 d off Model 1 5d on/2 d off Model 2

Potent synergy of ACR-2316 with anti-PD-L1 displays immune Memory in 100% of Mice Legends: Complete tumor regression Immune memory Immune memory independent of CD8 Immune memory independent of CD4 Immune memory requires both CD4 + CD8

ACR-2316 with anti-pd-l1 is well tolerated consistent with non-overlapping toxicities Legends:

ACR-2316 phase 1 PATIENT enrollment and dosing ongoing ACR-2316-101: Phase 1 study of ACR-2316 in subjects with specific advanced solid tumors Aiming for streamlined clinical development: ACR-2316 advanced in 15 months from initial lead into Phase 1 uniquely enabled by AP3 AP3-based indication finding has identified commercially attractive indications Dose optimization guided by drug target engagement aligned with Project Optimus Dose Expansion RP2D determination in 2 selected tumor types Dose Escalation (N ≤ 42 patients) In selected solid tumor types DL1 DL2 DL3 DL4

ACR-2316 clinical trial status Dose level (DL) 1, DL2 and DL3 cleared without safety concerns or DLTs by the safety review committee Preliminary PK data indicate approximate dose proportionality in the first 2 DL cohorts Significant drug target engagement observed in human PBMCs at DL1 and even deeper at DL2 (as expected) using our proprietary AP3 MS PD method Development focused on selected high unmet need solid tumor types (beyond endometrial and ovarian cancer) predicted sensitive by AP3 Indication Finding Initial clinical activity observed during dose escalation in several solid tumor types, including an ongoing confirmed partial response in endometrial cancer Prior chemotherapy and anti-PD-1; 3 prior lines of therapy Baseline tumor burden: 3 index lesions each between 3 to 4.4 cm Significant decreased size of metastatic lesions throughout the chest, abdomen and pelvis Patient remains on therapy Currently enrolling patients in DL4

AP3 MS Pharmacodynamic (PD) PBMC Assay established to support ACR-2316 Phase 1 study Blood draw PBMC isolation LC-MS analysis Quantitative PD result PBMCs isolated from ACR-2316 Phase 1 trial patients Non-invasive liquid biopsy for pharmacodynamic biomarkers Exhaustive depth: ∼8,000 proteins and ∼ 20,000 phospho-sites Rapid turn-around: ∼ 1 week from sample shipment to data output Quantitative measurement of drug PD effects Plasma Gel plug Granulocytes & RBCs

SIGNIFICANT DRUG TARGET ENGAGEMENT OBSERVED IN PBMCS ALREADY AT DOSE LEVEL 1



N=32196
Phosphosites identified from MS-proteomics
N=2229
Phosphosites measured in all samples (no imputation)
Drug-regulated P-sites (paired t-test : p-value < 0.05)
N=125
P-sites
log2 Fold Change
-4
-2
0



Drug-regulated substrates of key kinases (consensus motifs)
CDK1
(xxxxxxxS/TPxK/RxxSx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
Substrate_5
Substrate_6
CDK2
(QxxxxxxS/TPxxKxxx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
CDK5
(xTxxxxxS/TPxxxxEx)
Substrate_1
Substrate_2
Substrate_3
PLK1
(xxxxLDxS/TxxExxxx)
Substrate_1
AKT1
(xxRxRxxS/TxSxxxxx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
Substrate_5
Substrate_6
Substrate_7
Substrate_8
Substrate_9
Substrate_10
Substrate_11
Substrate_12
Substrate_13
Substrate_14
AKT2
(xxxxRxxS/TxSxxxxx)
Substrate_1
Substrate_2
Substrate_3
Substrate_4
Substrate_5
Substrate_6
Substrate_7
Substrate_8
Substrate_9
Substrate_10
log2FC
1
0.5
0
-0.5
-1



Pre-Dose vs Post-Dose of specific substrates
CDK1_substrate1
CDK2_substrate1
CDK5_substrate1
PLK1_substrate1
AKT1_substrate14
AKT2_substrate10
Result
Condition
C1D1_PreDose
C1D1_6h
Patient
103002
104001
104002

45

ACRIVON THERAPEUTICS

PRECLINICAL CELL CYCLE PROGRAM (UNDISCLOSED TARGET)

- Potential for first- and best-in-class program
- Attractive cancer drug target, no/minimal competitor programs, well-suited for AP3 platform
- Strong mechanistic target rationale for critical role in oncogenesis
- DepMap data suggests target X is an essential gene for cancer cell viability
- Highly selective tool compound shows strong anti-tumor efficacy in rodent models
- AP3 profiling of benchmarks and lead compounds ongoing to enable MOA-based SAR
- Co-crystallography done for two promising lead series with compounds demonstrating oral bioavailability



Tool compound is a selective target X inhibitor
(originally believed to be inhibitor for another target)



Series C
Resol. : 2.4 Å



Series D
Resol. : 2.64 Å

Development candidate 2025


% Viability
100
80
60
40
20
0
1×10¹
1×10²
1×10³
1×10⁴
Concentration (nM)

Tool compound (wt cells)
Tool compound (target mutant cells)
Lead compound series C (wt cells)
Lead compound series C (target mutant cells)

46
ACRIVON THERAPEUTICS

AP3-PREDICTED SUBSTRATES AND PATHWAYS

Clusters of selected substrates for cell cycle drug target

Target is a protein Serine kinase



Y: 0
T: 12%
S: 88%

Phosphorylation residues
Total: 3265

GO:0003682, **Chromatin binding**, FDR: 4.77E-24



TP53
AR
BAP1
EZH2
POLR2A
ESR1

GO:1903047, **Mitotic cell cycle process**, FDR: 2.66E-21



CDKN1A
TP53
CDK2
FOXM1
TACC1
PDS5B
SMC5
EXOC7
BRCA2
BRCA1

Pathway enrichment of key substrates



Protein domain and function
Top 5 enriched Molecular Function (GO)
103 significant
GO: Molecular Function
Chromatin binding
Transcription coregulator activity
Transcription factor binding
DNA-binding transcription factor binding
Cadherin binding
0 1 2
Top 5 enriched InterPro domains
56 significant
InterPro protein domain
PH-like domain superfamily
Zinc finger, PHD-type
Zinc finger, PHD-finger
Pleckstrin homology domain
Zinc finger, FYVE/PHD-type
0 1 2
Top 5 enriched SMART domains
38 significant
SMART protein domain
Pleckstrin homology domain.
PHD zinc finger
SANT DNA-binding domains
DNA binding domain, A/T rich
Src homology 3 domains
0 1 2



Protein pathway and cell/tissue
Top 5 enriched Biological Process (GO)
528 significant
GO: Biological Process
Chromatin organization
Histone modification
Chromosome organization
Mitotic cell cycle process
Cell division
0 1 2
Top 5 enriched Wiki pathways
63 significant
WikiPathways
Pathways in adenoid cystic carcinoma
DNA IR-damage and response via ATR
TGF-beta signaling pathway
ANGPTL8 regulatory pathway
Rett syndrome causing genes
0 1
Top 10 enriched TISSUES terms
67 significant
TISSUES
Lymphocytic leukemia cell
Leukemia cell
Bone marrow cancer cell
Blood cancer cell
Cervical carcinoma cell
Embryo
Chronic lymphocytic leukemia cell
Pronephros
Erythroleukemia cell
Embryonic structure
0 1 2
Enrichment signal
Top 5 enriched KEGG pathways
38 significant
KEGG
ErbB signaling pathway
Cell cycle
Cellular senescence
MicroRNAs in cancer
Notch signaling pathway
0 1
Enrichment signal
Top 5 enriched Reactome pathways
187 significant
Reactome
RHO GTPase cycle
Chromatin modifying enzymes
Signaling by Rho GTPases
Signaling by Miro GTPases/RHOBTB3
CDC42 GTPase cycle
0 1 2
Enrichment signal
String enrichment

47

ACRIVON THERAPEUTICS

AP3 INTERACTOME: PROPRIETARY INTERACTIVE DATA ANALYSIS INFRASTRUCTURE FOR ALL ACRIVON DATA AND EXPERIMENTS

Actionable data across all AP3 experiments accessible for all Acrivon scientists
Fully scripted, algorithm-based machine learning-enabled pathway and biomarker analyses

~164,000 phosphosites | ~50,000 phosphosites

- Data completeness Peptide IDs CV
- Pearson Correlation
- PCA Hierarchical Clustering
- Filtering Batch effects Normalization Imputation
- ANOVA Hierarchical clustering
- DEPs Volcano Plots
- Consensus Sequence Motif
- Pathway Enrichment
- Kinase Inference
- Network Mapping
- Biomarkers Machine-Learning



AP3 Interactome



AP3 Interactome




AP3 Interactome



AP3 Interactome



Quantified phospho-sites on CDK1
Secondary structure information for CDK1

48
ACRIVON THERAPEUTICS

AP3 REVEALS DRUG-REGULATED KINASE ACTIVITY IN INTACT CELLS NOT DETECTABLE BY STANDARD METHODS

ACR-2316



TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

ACR-2743 (previous lead candidate)



TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

KinomeScan @ 1µM



% Remaining
100
50
0
MAPK3K4
PRKCE
GAK
PKMYT1
PLK1
PLK2
WEE2
PLK3
WEE1
YSK4
ACR-2316
ACR-2743

Traditional selectivity profiling

AP3-based pathway profiling

Drug-regulated kinase activity* in intact cells



PLK1
PLK2
PLK3
PRKCE
Activity (NES)
2
1
0
-1
-2
ACR-2316
ACR-2743

ACR-2316



Log2 Fold Change

ACR-2743



Log2 Fold Change

Time : 60 minutes
Dose : 20 nM

*Kinase activity based on substrate motif analysis using a proprietary PTM-SEA hybrid method

49

ACRIVON THERAPEUTICS

Optimized dual inhibitors show desirable pathway effects Activity (NES) -5 0 5 Substrate motif-inferred kinase activities Kinase activity based on proprietary PTM-SEA-based hybrid workflow and analyses Optimized dual WEE1 and PKMYT1 inhibitors affect cell cycle and canonical MAPK pathways in desirable manner ACR-2743 ACR-2316 Benchmark* WEE1 + PKMYT1 Inhibitors in combination *Clinical-stage selective WEE1 and PKMYT1 inhibitors

AP3 Reciprocal quenching identifies PKMYT1 as a key wee1 inhibitor-induced resistance mechanism Induced Suppressed Enrichment Score (NES) 500 5 Protein set size Mitotic regulation Cell cycle and cancer DNA homology repair DNA damage responses Sensitive Resistant WEE1i PKMYT1i PKMYT1i WEE1i PUJANA_BRCA1_PCC_NETWORK PUJANA_CHEK2_PCC_NETWORK REACTOME_CELL_CYCLE REACTOME_SEPARATION_OF_SISTER_CHROMATIDS Protein set name EC75 Comprehensive annotation, weighted for protein set size

AP3 RECIPROCAL QUENCHING REVEALS OPTIMAL TARGET POTENCY PROFILE FOR DUAL WEE1/PKMYT1 INHIBITOR


Sensitive
Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
HCL, Euclidean
Centered log2FC
(treated vs. DMSO)
4
-4

1043 p-sites from 298 proteins


Sensitive
Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
CHEK1_S296_M1
CDK1_T14_M1
Target substrates
Target substrate of **ACR-368**
Target substrate of **PKMYT1i**
Target substrates

Optimal potency ratio results in significant synergy


Synergy score (BRAID κ)
200
150
100
50
0
-50
WEE1i + PKMYT1i
ACR-368 + WEE1i

WEE1i and PKMYT1i dual inhibition synergy


Synergy score (BRAID κ)
100
50
0
HEC265
OV7
RMUGS
SNGM
AN3CA
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)

Pearson r = 0.68
p value = 0.0459

WEE1i and ACR-368


Synergy score (BRAID κ)
40
30
20
10
0
HEC265
OVISE
MCAS
OV7
RMUGS
SNGM
AN3CA
A2780
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)

Pearson r = 0.71
p value = 0.0324

52
ACRIVON THERAPEUTICS

Acr-2316 induces potent activation of pro-apoptotic mitotic kinases in sensitive tumor cells Robust activation of CDK1with ACR-2316 exemplified by enrichment of 206 upregulated substrates of CDK1 ACR-2316 @60min and 200nM in ACHN

Robust potent inhibition of CDK1 consensus substrate Y15 by ACR-2316 AP3 interactome enables real time quantitative computational analyses of proprietary AP3 drug profiling data across different conditions and experiments Comparison @60min and 200nM in ACHN Time-dependent comparison @ 200nM in ACHN Dose-dependent comparison @ 60min in ACHN ACR-2316 ACR-2316 3 -3 log2FC 3 -3 log2FC 3 -3 log2FC

AP3-based compound design in intact cells: optimal activation and inhibition of critical pathways CDK1, CDK2, and PLK1 top activated kinases critical for potent pro-apoptotic tumor cell death (mitotic catastrophe) Top inhibited kinases involved in resistance to WEE1 inhibitors

DATA DRIVEN EXECUTION AND VALUE CREATION

Recent Accomplishments (Last 12 Months)

- ✓ Positive ACR-368 data (ESMO 2024 and April 2025 Corporate R&D Event) in registrational intent endometrial cancer trial
- ✓ Initiation of ACR-368 biomarker unselected ("all comer") arm in 2L endometrial in ongoing Phase 2 trial
- ✓ Presented data demonstrating AP3 driven mechanism of ACR-2316 delivering robust tumor cell death through CDK1, CDK2, and PLK1 activation (AACR Q2 2025)
- ✓ Dose level (DL) 1, DL2 and DL3 for ACR-2316 cleared without safety concerns; Initial clinical activity observed (incl cPR) in DL3 (Q1-2 2025)
- ✓ IND clearance for ACR-2316 (Q3 2024) and first patient dosed in Q4 2024 (2 quarters ahead of schedule) with initial lead to Phase 1 initiation achieved in 15 months, uniquely enabled by AP3
- ✓ Corporate R&D Events (Q2, Q3 2024 and Q1 2025) presenting positive clinical and preclinical pipeline data and Generative Phosphoproteomics

Anticipated Next Milestones (2025)

Update on ACR-368 Phase 2 registrational intent trial and confirmatory trial design 2H 2025

Initial clinical data for ACR-2316 Phase 1 trial 2H 2025

Development candidate nomination for novel cell cycle program with an undisclosed target 2025

Target/compound validation and indication finding for new program in autoimmune/inflammatory diseases leveraging AP3

56

ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS Cash and Investments $147.6M Projected runway into Q2 2027 Fully Diluted Shares Outstanding 45.2M Current operating plan, assuming no additional financing Balance sheet 30-Jun-2025 Shares, PFW, and equity grants outstanding 30-Jun-2025 Notes: Unaudited.